UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

Tarpon Industries, Inc.

(Exact name of registrant as specified in its Charter)

Michigan	001-32428	30-0030900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Wills Street, Marysville, Michigan	48040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (810) 364-7421

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
Second Amending Agreement, dated as of February 11, 2005
Guarantee, dated as of February 17, 2005
Loan Agreement, dated as of February 17, 2005
Loan Agreement, dated as of February 17, 2005
Geneeral Security Agreement, dated as of February 17, 2005
General Security Agreement, dated as of February 17, 2005
Loan Agreement, dated as of February 17, 2005
Consent

Item 1.01 Entry into a Material Definitive Agreement.

     On February 17, 2005, Steelbank Inc. (“Steelbank”), a wholly-owned subsidiary of Tarpon Industries, Inc. (“Tarpon”), entered into a Loan Agreement (the “Loan Agreement”) with LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch (the “Lender”). The Loan Agreement provides for a revolving credit line of $8,000,000 Canadian dollars and a term loan of $2,100,000 Canadian dollars. The obligations under the Loan Agreement are unconditionally guaranteed by Tarpon. The description of the material terms of the Loan Agreement included in Item 2.03 to this Current Report on Form 8-K is incorporated by reference into this Item.

     On February 17, 2005, Steelbank consummated the acquisition of substantially all of the assets and business, other than the real estate, of the 2495 Haines Road, Mississauga, Ontario Canada facility (“Haines Road”) of Bolton Steel Tube Co., Ltd. (“Bolton”) pursuant to an Asset Purchase Agreement, dated as of July 22, 2004, between BST Acquisition, Ltd., Bolton, Winston Penny and Henry Koury, amended by the First Amending Agreement dated December 15, 2005 and the Second Amending Agreement dated February 11 2005 (the “Asset Purchase Agreement”). The description of the material terms of the Asset Purchase Agreement included in Item 2.01 to this Current Report on Form 8-K is incorporated by reference into this Item.

Item 2.01 Completion of Acquisition or Disposition of Assets

     As discussed in Item 1.01 above, on February 17, 2005, Steelbank consummated the acquisition of substantially all of the assets, other than the real estate, of Haines Road from Bolton pursuant to the Asset Purchase Agreement. The purchase price was an aggregate of approximately $10,028,000 U.S. dollars, consisting of (1) approximately $265,000 in deposits paid before closing, (2) an estimated approximately $7,399,000, including an estimated approximately $900,000 in closing adjustments, payable in cash at the closing, (3) an approximately $978,000 secured, subordinated promissory note, payable 15 months after closing or by offset against amounts owed for purchases by Bolton from Haines Road after closing, (4) an estimated approximately $1,081,000 for purchased inventory, payable within 45 days after the closing, (5) an approximately $200,000 success fee in connection with the transaction, payable to Bainbridge Advisors over 24 months, and (6) approximately 105,000 in expenses related to the transaction. We funded a portion of this purchase price with the proceeds of loans described in Item 2.03 below.

     Pursuant to a Guarantee dated February 17, 2005 between Tarpon and Bolton (the “Asset Purchase Guarantee”), Tarpon guaranteed Steelbank’s obligations under the secured subordinated promissory note executed by Steelbank in favor of Bolton. As part of the transaction, we have agreed not to compete with Bolton with respect to hot-dipped galvanized products for a period of six months after closing.

     We have also agreed to acquire the Haines Road real estate for an estimated aggregate of approximately $4,646,000 U.S. dollars, consisting of (1) approximately $3,668,000 for the cash portion of the purchase price of the Haines Road real estate, with approximately $163,000 paid as a deposit and the balance payable within 90 days after February 17, 2005, and (2) an approximately $978,000 secured promissory note, payable 15 months after real estate closing date or, if the fair value of the purchased real estate less the loans secured by the purchased real estate is not at least approximately $408,000 or if the first mortgage on the purchased real estate exceeds approximately $3,260,000, payable on the real estate closing date. We expect to seek approximately $3,260,000 in mortgage financing, although we currently have no commitment for the mortgage financing. We have also agreed to lease the Haines Road real estate during the period between February 17, 2005 and the real estate closing date at a monthly rent of approximately $65,000.

     The foregoing summary of the Asset Purchase Agreement and the Asset Purchase Guarantee do not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and the Asset Purchase Guarantee, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K or are incorporated by reference into this Current Report on Form 8-K.

     Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     As discussed in Item 1.01 above, on February 17, 2005, Steelbank entered into a Loan Agreement with LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch. The credit facility provides for a revolving credit line in the maximum principal amount of $8,000,000 Canadian dollars, subject to a borrowing base based on eligible inventory and receivables and subject to reserves, and a term loan in the principal amount of $2,100,000 Canadian dollars.

     Borrowings of Canadian dollars under the revolving credit facility bear interest at a floating rate equal to the Lender’s Canadian prime rate plus an applicable margin of between 0.75% and 1.25%. Borrowings of U.S. dollars under the revolving credit facility bear interest at a floating rate equal to the Lender’s U.S. prime rate. Under certain circumstances, Steelbank has the option to convert all or any part of its Canadian or United States borrowings to an interest rate equal to a Libor rate plus an applicable margin of between 2% and 2.75% or a BA rate plus an applicable margin of between 2% and 2.75%. Interest on the revolving credit facility is payable monthly in arrears. The full amount borrowed under the revolving credit facility will mature on February 17, 2008, subject to renewal by the Lender and Steelbank on terms yet to be determined.

     Principal on the term loan is payable in sixty equal monthly installments of $35,000 Canadian dollars beginning on March 31, 2005. The term loan bears interest, which is payable monthly in arrears, at a floating rate equal to the Lender’s Canadian prime rate plus an applicable margin of between .75% and 1.25%. The entire amount of the term loan facility will mature on February 17, 2010.

     The obligations under the Loan Agreement are unconditionally guaranteed by Tarpon, and are secured by a security interest in substantially all of the tangible and intangible assets of Steelbank and Tarpon, other than Tarpon’s common shares of Eugene Welding Company.

Steelbank’s obligations under the Loan Agreement are also secured by a pledge of the capital stock of Steelbank pursuant to a share pledge agreement between Tarpon and Lender.

     The Loan Agreement contains customary covenants that will limit the ability of Steelbank to, among other things, guarantee additional indebtedness, incur indebtedness, create liens, pay dividends, make certain types of investments, enter into transactions with affiliates, make capital expenditures in excess of $500,000 Canadian dollars in any fiscal year, sell assets, merge with other companies or enter into any transaction outside the ordinary course of business. The Loan Agreement also requires compliance with several financial covenants, including adjusted net worth of at least $9,100,000 Canadian dollars (or 90% of Steelbank’s actual net worth at February 17, 2005, if higher) plus 75% of net income each quarter, debt service coverage not to exceed 1.25 to 1.00 and interest coverage of at least 1.50 to 1.00. The Loan Agreement contains customary events of default, including, but not limited to: (a) non-payment of amounts due under the credit facility; (b) material breach of representations, warranties or covenants under the Loan Agreement or the documents pertaining thereto; (c) cross-default provisions relating to other indebtedness obligations of Steelbank or Tarpon; (d) loss of collateral; (e) bankruptcy or similar proceedings; (f) dissolution of Tarpon; (g) material change in the officers of Steelbank or Tarpon; (h) change in control; or (i) material adverse change. Upon the occurrence of an event of default, the amounts due outstanding under the credit facility may be accelerated and may become immediately due and payable.

     Steelbank paid a $101,000 Canadian dollar closing fee and must pay a 0.50% unused line of credit fee and a $2,000 a month administrative fee.

     Steelbank used the borrowings under the credit facility to provide partial funding for the acquisition of substantially all of the assets and business of Haines Road, to pay transaction fees and expenses, to refinance Steelbank’s full-recourse factoring arrangement and for general working capital purposes of Steelbank.

     In connection with the credit facility, Steelbank entered into a General Security Agreement, dated February 17, 2005, in favor the Lender. In connection with the credit facility, Tarpon entered into the following documents, all of which documents are in favor of the Lender: (a) Guarantee dated as of February 17, 2005; (b) General Security Agreement, dated February 17, 2005; and (c) Share Pledge Agreement, dated as of February 17, 2005.

     The foregoing summary of the Loan Agreement, the Guarantee, the Steelbank Security Agreement, the Tarpon Security Agreement and the Share Pledge Agreement do not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, the Guarantee, the Steelbank Security Agreement, the Tarpon Security Agreement and the Share Pledge Agreement, copies of which are filed as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (a) The financial statements required by this Item 9.01(a) are incorporated by reference to the Haines Road Operating Location Financial Statements included on pages F-35 to F-46 of Amendment No. 3 to the Tarpon Industries, Inc. Registration Statement on Form S-1 (file no. 333-120117) filed on February 11, 2005.

     (b) The pro forma financial statements required by this Item 9.01(b) are incorporated by reference to the Pro Forma Financial Statements included on pages F-47 to F-62 of Amendment No. 3 to the Tarpon Industries, Inc. Registration Statement on Form S-1 (file no. 333-120117) filed on February 11, 2005.

     (c) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of July 22, 2004, between BST Acquisition, Ltd., Bolton Steel Tube Co., Ltd., Winston Penny and Henry Koury, incorporated by reference to Exhibit 2.4 to the Registrant’s registration statement on Form S-1 (File No. 333-120117) filed on November 1, 2004.

2.2	First Amending Agreement, dated as of December 15, 2004, between BST Acquisition, Ltd., Bolton Steel Tube Co., Ltd., Winston Penny and Henry Koury, incorporated by reference to Exhibit 2.8 to Amendment No. 1 to the Registrant’s registration statement on Form S-1 (File No. 333-120117) filed on January 14, 2005.

2.3	Second Amending Agreement, dated as of February 11, 2005, between BST Acquisition, Ltd., Bolton Steel Tube Co.. Ltd., Winston Penny and Henry Koury.

2.4	Guarantee, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of Bolton Steel Tube Co., Ltd.

10.1	Loan Agreement, dated as of February 17, 2005, by and among LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch and Steelbank Inc.

10.2	Guarantee, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

10.3	General Security Agreement, dated as of February 17, 2005, executed by Steelbank Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

10.4	General Security Agreement, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

10.5	Share Pledge Agreement, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

23.1	Consent of Grant Thornton LLP regarding Haines Road.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARPON INDUSTRIES, INC.
Date: February 24, 2005	By:	/s/ JAMES T. HOUSE
James T. House
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of July 22, 2004, between BST Acquisition, Ltd., Bolton Steel Tube Co., Ltd., Winston Penny and Henry Koury, incorporated by reference to Exhibit 2.4 to the Registrant’s registration statement on Form S-1 (File No. 333-120117) filed on November 1, 2004.

2.2	First Amending Agreement, dated as of December 15, 2004, between BST Acquisition, Ltd., Bolton Steel Tube Co., Ltd., Winston Penny and Henry Koury, incorporated by reference to Exhibit 2.8 to Amendment No. 1 to the Registrant’s registration statement on Form S-1 (File No. 333-120117) filed on January 14, 2005.

2.3*	Second Amending Agreement, dated as of February 11, 2005, between BST Acquisition, Ltd., Bolton Steel Tube Co.. Ltd., Winston Penny and Henry Koury.

2.4*	Guarantee, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of Bolton Steel Tube Co., Ltd.

10.1*	Loan Agreement, dated as of February 17, 2005, by and among LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch and Steelbank Inc.

10.2*	Guarantee, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

10.3*	General Security Agreement, dated as of February 17, 2005, executed by Steelbank Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

10.4*	General Security Agreement, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

10.5*	Share Pledge Agreement, dated as of February 17, 2005, executed by Tarpon Industries, Inc. in favor of LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch

23.1*	Consent of Grant Thornton LLP regarding Haines Road.

* Filed herewith electronically